Exhibit 99.2

CHARLES RIVER ASSOCIATES (CRA)
THIRD QUARTER FISCAL YEAR 2025
EARNINGS ANNOUNCEMENT
PREPARED CFO REMARKS
CRA is providing these prepared remarks by CFO Eric Nierenberg in combination with its press release. These remarks are offered to provide the investment community with additional information on CRA’s financial results prior to the start of the conference call.
As previously announced, the conference call will be held October 30, 2025 at 10:00 a.m. ET. These prepared remarks will not be read on the call.
Q3 Fiscal 2025 Summary (Quarter ended September 27, 2025)
•Revenue: $185.9 million
•Net income: $11.5 million, or 6.2% of revenue; non-GAAP net income: $13.7 million, or 7.3% of revenue
•Net income per diluted share: $1.73; non-GAAP net income per diluted share: $2.06
•GAAP operating margin: 9.3%; non-GAAP operating margin: 11.3%
•Non-GAAP EBITDA: $24.4 million, or 13.1% of revenue
•Effective tax rate: 29.3%; non-GAAP effective tax rate 28.8%
•Utilization: 77%
•Consultant headcount at the end of Q3 of fiscal 2025: 968, which consists of 164 officers, 567 other senior staff and 237 junior staff
•Cash and cash equivalents: $22.5 million at September 27, 2025
•Revolving credit facility borrowing capacity: $101.1 million at September 27, 2025

Revenue
For Q3 of fiscal 2025, revenue was $185.9 million, compared with revenue of $167.7 million for Q3 of fiscal 2024.
Headcount
The following table outlines CRA’s consultant headcount at the end of the stated quarters:

	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024
Officers	164	159	156	151	156
Other Senior Staff	567	557	566	552	560
Junior Staff	237	221	225	243	262
Total	968	937	947	946	978
Utilization
For Q3 of fiscal 2025, companywide utilization was 77%, compared with 76% for Q3 of fiscal 2024.
Client Reimbursables
For Q3 of fiscal 2025, client reimbursables were $17.8 million, or 9.6% of revenue, compared with $16.1 million, or 9.6% of revenue, for Q3 of fiscal 2024.
Selling, General and Administrative (SG&A) Expenses
For Q3 of fiscal 2025, SG&A expenses were $33.7 million, or 18.1% of revenue, compared with $31.3 million, or 18.6% of revenue, for Q3 of fiscal 2024. Commissions to non-employee experts are included in SG&A expenses. These commissions represented approximately 1.8% of revenue for Q3 of fiscal 2025 and 2.4% for Q3 of fiscal 2024, respectively. Excluding these commissions, SG&A expenses were 16.3% of revenue for Q3 of fiscal 2025, compared with 16.2% in Q3 of fiscal 2024.

	Fiscal Quarter Ended
$ in 000’s	September 27, 2025	As a % of Revenue	September 28, 2024	As a % of Revenue
SG&A expenses	$33,725	18.1%	$31,269	18.6%
Less: commissions to non-employee experts	3,424	1.8%	3,963	2.4%
SG&A expenses excluding commissions	$30,301	16.3%	$27,306	16.2%
Depreciation & Amortization
For Q3 of fiscal 2025, depreciation and amortization expenses amounted to $3.5 million, or 1.9% of revenue, compared with $2.9 million, or 1.7% of revenue, for Q3 of fiscal 2024.
Forgivable Loan Amortization
For Q3 of fiscal 2025, forgivable loan amortization was $11.5 million, or 6.2% of revenue, compared with $9.2 million, or 5.5% of revenue, for Q3 of fiscal 2024.
Share-Based Compensation Expense
For Q3 of fiscal 2025, share-based compensation expense was approximately $1.6 million, or 0.8% of revenue, compared with $1.4 million, or 0.8% of revenue, for Q3 of fiscal 2024.
Operating Income
For Q3 of fiscal 2025, operating income was $17.2 million, or 9.3% of revenue, compared with operating income of $18.4 million, or 11.0% of revenue, for Q3 of fiscal 2024. Non-GAAP operating income was $20.9 million, or 11.3% of revenue, for Q3 of fiscal 2025, compared with $18.4 million, or 11.0% of revenue, for Q3 of fiscal 2024.

	Fiscal Quarter Ended
$ in 000’s	September 27, 2025	As a % of Revenue	September 28, 2024	As a % of Revenue
Income from operations	$17,211	9.3%	$18,391	11.0%
Adjustments needed to reconcile GAAP income from operations to non-GAAP income from operations:
Restructuring and other (1)	3,708	2.0%	—	—%
Non-GAAP income from operations	$20,919	11.3%	$18,391	11.0%

(1) Fiscal quarter ended September 27, 2025 includes restructuring and separation benefits totaling $3.7M comprised of $2.6M in cash and $1.1M in non-cash charges.
Interest Income (Expense), net
For Q3 of fiscal 2025, net interest expense was $1.8 million, or 0.9% of revenue, compared with net interest expense of $1.5 million, or 0.9% of revenue, for Q3 of fiscal 2024.
Foreign Currency Gains (Losses), net
For Q3 of fiscal 2025, net foreign currency gains were $0.8 million, or 0.4% of revenue, compared with net foreign currency losses of $0.9 million, or 0.5% of revenue, for Q3 of fiscal 2024.
Foreign currency gains (losses), net, is comprised of net gains and losses on foreign denominated transactions and the revaluation of working capital balances.
Income Taxes
The following table outlines CRA’s income tax provision recorded and the resulting effective tax rates:

	GAAP		Non-GAAP
	Fiscal Quarter Ended		Fiscal Quarter Ended
$ in 000’s	September 27, 2025	September 28, 2024	September 27, 2025	September 28, 2024
Tax Provision	$4,751	$4,593	$5,518	$4,820
Effective Tax Rate	29.3%	28.7%	28.8%	28.5%

	Fiscal Quarter Ended
$ in 000’s	September 27, 2025	As a % of Revenue	September 28, 2024	As a % of Revenue
Income before provision for income taxes	$16,224	8.7%	$16,030	9.6%
Adjustments needed to reconcile GAAP income before provision for income taxes to non-GAAP income before provision for income taxes
Restructuring and other (1)	3,708	2.0%	—	—%
Foreign currency (gains) losses, net	(763)	-0.4%	904	0.5%
Non-GAAP income before provision for income taxes	$19,169	10.3%	$16,934	10.1%

GAAP provision for income taxes	$4,751		$4,593
Tax effect on non-GAAP adjustments	767		227
Non-GAAP provision for income taxes	$5,518		$4,820

(1) Fiscal quarter ended September 27, 2025 includes restructuring and separation benefits totaling $3.7M comprised of $2.6M in cash and $1.1M in non-cash charges.

Net Income
For Q3 of fiscal 2025, net income was $11.5 million, or 6.2% of revenue, or $1.73 per diluted share, compared with net income of $11.4 million, or 6.8% of revenue, or $1.67 per diluted share, for Q3 of fiscal 2024. Non-GAAP net income for Q3 of fiscal 2025 was $13.7 million, or 7.3% of revenue, or $2.06 per diluted share, compared with $12.1 million, or 7.2% of revenue, or $1.77 per diluted share, for Q3 of fiscal 2024.
Non-GAAP EBITDA
For Q3 of fiscal 2025, non-GAAP EBITDA was $24.4 million, or 13.1% of revenue, compared with $21.3 million, or 12.7% of revenue, for Q3 of fiscal 2024.
Constant Currency Basis
For Q3 of fiscal 2025, revenue was $185.9 million, and net income was $11.5 million, or 6.2% of revenue, or $1.73 per diluted share. On a constant currency basis relative to Q3 of fiscal 2024, Q3 of fiscal 2025 revenue would have been lower by $1.5 million to $184.4 million, GAAP net income would have been lower by $0.3 million to $11.2 million, or 6.1% of revenue, and earnings per diluted share would have decreased by $0.04 to $1.69 per diluted share.
For Q3 of fiscal 2025, revenue was $185.9 million, and non-GAAP net income was $13.7 million, or 7.3% of revenue, or $2.06 per diluted share. On a constant currency basis relative to Q3 of fiscal 2024, Q3 of fiscal 2025 revenue would have been lower by $1.5 million to $184.4 million, non-GAAP net income would have been lower by $0.3 million at $13.4 million, or 7.3% of revenue, non-GAAP earnings per diluted share would have decreased by $0.04 to $2.02 per diluted share, and non-GAAP EBITDA would have been lower by $0.4 million to $24.0 million, or 13.0% of revenue.
A description of the process for calculating the measures presented on a constant currency basis is contained under the heading “Non-GAAP Financial Measures” below.
Key Balance Sheet Metrics
Billed and unbilled receivables at September 27, 2025 were $243.1 million, compared with $232.9 million at September 28, 2024. Current liabilities at September 27, 2025 were $338.6 million, compared with $268.3 million at September 28, 2024.
Total Days Sales Outstanding, or DSO, for Q3 of fiscal 2025 was 115 days, consisting of 70 days of billed and 45 days of unbilled. This compares with 122 days reported for Q3 of fiscal 2024, consisting of 78 days of billed and 44 days of unbilled.
Cash and Cash Flow
Cash and cash equivalents was $22.5 million at September 27, 2025, compared with $24.5 million at September 28, 2024.
Net cash provided by operating activities for Q3 of fiscal 2025 was $36.5 million, compared with net cash provided by operating activities of $31.6 million for Q3 of fiscal 2024.
As of September 27, 2025, outstanding borrowings under CRA’s revolving credit facility amounted to $95.0 million. At September 28, 2024, outstanding borrowings under CRA’s revolving credit facility amounted to $60.0 million.
Capital expenditures totaled $0.7 million for Q3 of fiscal 2025, compared with $3.0 million for Q3 of fiscal 2024.

CRA repurchased approximately 22,000 shares of common stock during Q3 of fiscal 2025 for $4.0 million. During the fiscal quarter ended September 28, 2024, we did not repurchase any shares under this share repurchase program.
A quarterly cash dividend of $0.49 per common share, for total dividends and dividend equivalents of $3.2 million, was paid in Q3 of fiscal 2025, compared with a quarterly cash dividend of $0.42 per common share, for total dividends and dividend equivalents of $2.9 million paid in Q3 of fiscal 2024.
GAAP Condensed Consolidated Statement of Cash Flows
CRA has derived the condensed consolidated statement of cash flow data for the years ended December 28, 2024 and December 30, 2023 from its audited financial statements appearing on Form 10-K for the fiscal year ended December 28, 2024, filed with the Securities and Exchange Commission on February 20, 2025. The condensed consolidated statement of cash flow data for the first, second, and third quarters of fiscal year 2024, and the first, second, and third quarters of fiscal year 2025 have been derived from CRA’s unaudited financial statements appearing on Form 10-Q for each of the respective fiscal quarters as well as the consolidated statements of cash flows appearing on Form 10-K for the fiscal years ended December 28, 2024 and December 30, 2023 and have been prepared on the same basis as CRA’s audited financial statements.

GAAP Condensed Consolidated Statement of Cash Flows	LTM	Q3	Q2	Q1	Q4
($ in 000’s)	Q3 2025	2025	2025	2025	2024
Net cash provided by (used in) operating activities	$41,829	$36,547	$5,852	$(79,994)	$79,424
Net cash used in investing activities	(13,404)	(650)	(1,189)	(974)	(10,591)
Net cash provided by (used in) financing activities	(29,738)	(32,292)	(11,875)	79,058	(64,629)
Effect of foreign exchange rates on cash and cash equivalents	(672)	(557)	1,062	797	(1,974)
Net increase (decrease) in cash and cash equivalents	$(1,985)	$3,048	$(6,150)	$(1,113)	$2,230
Cash and cash equivalents at beginning of period	24,481	19,448	25,598	26,711	24,481
Cash and cash equivalents at end of period	$22,496	$22,496	$19,448	$25,598	$26,711

GAAP Condensed Consolidated Statement of Cash Flows	LTM	Q3	Q2	Q1	Q4
($ in 000’s)	Q3 2024	2024	2024	2024	2023
Net cash provided by (used in) operating activities	$30,410	$31,584	$1,807	$(63,080)	$60,099
Net cash used in investing activities	(7,890)	(2,986)	(3,816)	(730)	(358)
Net cash provided by (used in) financing activities	(27,320)	(29,927)	(10,353)	56,052	(43,092)
Effect of foreign exchange rates on cash and cash equivalents	1,677	1,161	(111)	(706)	1,333
Net increase (decrease) in cash and cash equivalents	$(3,123)	$(168)	$(12,473)	$(8,464)	$17,982
Cash and cash equivalents at beginning of period	27,604	24,649	37,122	45,586	27,604
Cash and cash equivalents at end of period	$24,481	$24,481	$24,649	$37,122	$45,586

Adjusted Net Cash Flows from Operations
Below are the quarterly and last twelve-month reconciliations of GAAP net cash provided by (used in) operating activities for each of the periods presented to non-GAAP adjusted net cash flows from operations. The reconciling items are forgivable loan advances and repayments for each period, which are reported as a component of GAAP net cash provided by (used in) operating activities, along with other non-recurring cash items.

Adjusted Net Cash Flows from Operations	LTM	Q3	Q2	Q1	Q4
($ in 000’s)	Q3 2025	2025	2025	2025	2024
GAAP net cash provided by (used in) operating activities	$41,829	$36,547	$5,852	$(79,994)	$79,424
Forgivable loan advances	77,444	29,400	13,507	27,431	7,106
Forgivable loan repayments	(4,406)	(1,333)	—	(600)	(2,473)
Adjusted net cash flows from operations	$114,867	$64,614	$19,359	$(53,163)	$84,057

Net revenue	$731,055	$185,891	$186,878	$181,851	$176,435

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	5.7%	19.7%	3.1%	-44.0%	45.0%
Adjusted net cash flows from operations as a percentage of net revenue	15.7%	34.8%	10.4%	-29.2%	47.6%

Adjusted Net Cash Flows from Operations	LTM	Q3	Q2	Q1	Q4
($ in 000’s)	Q3 2024	2024	2024	2024	2023
GAAP net cash provided by (used in) operating activities	$30,410	$31,584	$1,807	$(63,080)	$60,099
Forgivable loan advances	40,388	14,258	18,880	5,250	2,000
Forgivable loan repayments	(1,488)	—	(288)	—	(1,200)
Adjusted net cash flows from operations	$69,310	$45,842	$20,399	$(57,830)	$60,899

Net revenue	$672,592	$167,748	$171,442	$171,789	$161,613

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	4.5%	18.8%	1.1%	-36.7%	37.2%
Adjusted net cash flows from operations as a percentage of net revenue	10.3%	27.3%	11.9%	-33.7%	37.7%

NON-GAAP FINANCIAL MEASURES
In these remarks, CRA has supplemented the presentation of its financial results calculated in accordance with U.S. generally accepted accounting principles or “GAAP” with the following financial measures that were not calculated in accordance with GAAP: non-GAAP net income, non-GAAP earnings per diluted share, non-GAAP EBITDA, non-GAAP income from operations (and non-GAAP operating margin), non-GAAP provision for income taxes (and non-GAAP effective tax rate), SG&A expenses excluding commissions and adjusted net cash flows from operations. CRA believes that these non-GAAP financial measures are important to management and investors because these measures supplement the understanding of CRA’s ongoing operating results, financial condition and cash flows. Non-GAAP adjusted net cash flows from operations is used by management to assess CRA’s ability to fund items such as the acquisition of talent, office expansions, debt repayment and distributions to shareholders. In addition, non-GAAP net income and non-GAAP EBITDA are used by CRA in its budgeting process, and the non-GAAP adjustments described below are made to the performance measures for some of CRA’s performance-based compensation.
As used herein, CRA defines non-GAAP EBITDA as net income before interest expense (net), provision for income taxes, and depreciation and amortization further adjusted for the impact of certain items that we do not consider indicative of its core operating performance, such as non-cash amounts relating to valuation changes in contingent consideration, acquisition-related costs, foreign currency (gains) losses, net, restructuring costs and related tax effects. Non-GAAP net income, non-GAAP income from operations and non-GAAP provision for income taxes also exclude non-cash amounts relating to valuation changes in contingent consideration, acquisition-related costs, foreign currency (gains) losses, net, restructuring costs and related tax effects. The adjustments made to non-GAAP adjusted net cash flows from operations add back forgivable loan issuances, net of repayments, along with other non-recurring cash items. These remarks also present certain current fiscal period financial measures on a “constant currency” basis in order to isolate the effect that foreign currency exchange rate fluctuations can have on CRA’s financial results. These constant currency measures are determined by recalculating the current fiscal period local currency financial measure using the specified corresponding prior fiscal period’s foreign exchange rates.

All of the non-GAAP financial measures referred to above should be considered in conjunction with, and not as a substitute for, the GAAP financial information presented in these remarks. EBITDA and the financial measures identified in these remarks as “non-GAAP” are reconciled to their GAAP comparable measures either in these remarks or in the attached financial tables. In evaluating these non-GAAP financial measures, note that the non-GAAP financial measures used by CRA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE FISCAL QUARTERS ENDED
SEPTEMBER 27, 2025 COMPARED TO SEPTEMBER 28, 2024
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	September 27, 2025	As a % of Revenue	September 28, 2024	As a % of Revenue	September 27, 2025	As a % of Revenue	September 28, 2024	As a % of Revenue
Revenues	$185,891	100.0%	$167,748	100.0%	$554,620	100.0%	$510,979	100.0%
Costs of services (exclusive of depreciation and amortization)	131,468	70.7%	115,188	68.7%	380,364	68.6%	359,394	70.3%
Selling, general and administrative expenses	33,725	18.1%	31,269	18.6%	101,342	18.3%	93,784	18.4%
Depreciation and amortization	3,487	1.9%	2,900	1.7%	10,428	1.9%	8,503	1.7%
Income from operations	17,211	9.3%	18,391	11.0%	62,486	11.3%	49,298	9.6%

Interest expense, net	(1,750)	-0.9%	(1,457)	-0.9%	(3,975)	-0.7%	(3,405)	-0.7%
Foreign currency gains (losses), net	763	0.4%	(904)	-0.5%	(527)	-0.1%	(1,236)	-0.2%
Income before provision for income taxes	16,224	8.7%	16,030	9.6%	57,984	10.5%	44,657	8.7%
Provision for income taxes	4,751	2.6%	4,593	2.7%	16,387	3.0%	12,991	2.5%
Net income	$11,473	6.2%	$11,437	6.8%	$41,597	7.5%	$31,666	6.2%

Net income per share:
Basic	$1.74		$1.68		$6.22		$4.62
Diluted	$1.73		$1.67		$6.16		$4.57

Weighted average number of shares outstanding:
Basic	6,556		6,760		6,675		6,840
Diluted	6,621		6,843		6,745		6,922

CRA INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE FISCAL QUARTERS ENDED
SEPTEMBER 27, 2025 COMPARED TO SEPTEMBER 28, 2024
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	September 27, 2025	As a % of Revenue	September 28, 2024	As a % of Revenue	September 27, 2025	As a % of Revenue	September 28, 2024	As a % of Revenue
Revenues	$185,891	100.0%	$167,748	100.0%	$554,620	100.0%	$510,979	100.0%

Net income	$11,473	6.2%	$11,437	6.8%	$41,597	7.5%	$31,666	6.2%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Restructuring and other (1)(2)(3)	3,708	2.0%	—	—%	(462)	-0.1%	8,176	1.6%
Foreign currency (gains) losses, net	(763)	-0.4%	904	0.5%	527	0.1%	1,236	0.2%
Tax effect on adjustments	(767)	-0.4%	(227)	-0.1%	(34)	—%	(2,467)	-0.5%
Non-GAAP net income	$13,651	7.3%	$12,114	7.2%	$41,628	7.5%	$38,611	7.6%

Non-GAAP net income per share:
Basic	$2.07		$1.78		$6.22		$5.63
Diluted	$2.06		$1.77		$6.16		$5.57

Weighted average number of shares outstanding:
Basic	6,556		6,760		6,675		6,840
Diluted	6,621		6,843		6,745		6,922

(1) Fiscal quarter ended September 27, 2025 includes restructuring and separation benefits totaling $3.7M, comprised of $2.6M in cash and $1.1M in non-cash charges.
(2) Fiscal year-to-date period ended September 27, 2025 includes restructuring and separation benefits totaling $4.9M, comprised of $3.8M in cash and $1.1M in non-cash charges; net of the reversal of $5.4M of non-cash charges associated with a previously recorded performance award.

(3) Fiscal year-to-date period ended September 28, 2024 includes cash severance of $2.5M and non-cash charges of $5.7M associated with portfolio optimization actions.

CRA INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE FISCAL QUARTERS ENDED
SEPTEMBER 27, 2025 COMPARED TO SEPTEMBER 28, 2024
(IN THOUSANDS)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	September 27, 2025	As a % of Revenue	September 28, 2024	As a % of Revenue	September 27, 2025	As a % of Revenue	September 28, 2024	As a % of Revenue
Revenues	$185,891	100.0%	$167,748	100.0%	$554,620	100.0%	$510,979	100.0%

Net income	$11,473	6.2%	$11,437	6.8%	$41,597	7.5%	$31,666	6.2%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Restructuring and other (1)(2)(3)	3,708	2.0%	—	—%	(462)	-0.1%	8,176	1.6%
Foreign currency (gains) losses, net	(763)	-0.4%	904	0.5%	527	0.1%	1,236	0.2%
Tax effect on adjustments	(767)	-0.4%	(227)	-0.1%	(34)	—%	(2,467)	-0.5%
Non-GAAP net income	$13,651	7.3%	$12,114	7.2%	$41,628	7.5%	$38,611	7.6%
Adjustments needed to reconcile non-GAAP net income to non-GAAP EBITDA:
Interest expense, net	$1,750	0.9%	$1,457	0.9%	$3,975	0.7%	$3,405	0.7%
Provision for income taxes	5,518	3.0%	4,820	2.9%	16,421	3.0%	15,458	3.0%
Depreciation and amortization	3,487	1.9%	2,900	1.7%	10,428	1.9%	8,503	1.7%
Non-GAAP EBITDA	$24,406	13.1%	$21,291	12.7%	$72,452	13.1%	$65,977	12.9%

(1) Fiscal quarter ended September 27, 2025 includes restructuring and separation benefits totaling $3.7M, comprised of $2.6M in cash and $1.1M in non-cash charges.
(2) Fiscal year-to-date period ended September 27, 2025 includes restructuring and separation benefits totaling $4.9M, comprised of $3.8M in cash and $1.1M in non-cash charges; net of the reversal of $5.4M of non-cash charges associated with a previously recorded performance award.

(3) Fiscal year-to-date period ended September 28, 2024 includes cash severance of $2.5M and non-cash charges of $5.7M associated with portfolio optimization actions.

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)

	September 27, 2025	December 28, 2024
Assets
Cash and cash equivalents	$22,496	$26,711
Accounts receivable and unbilled services, net	243,086	219,548
Other current assets	40,000	23,104
Total current assets	305,582	269,363

Property and equipment, net	39,450	45,205
Goodwill and intangible assets, net	100,703	100,953
Right-of-use assets	79,724	81,157
Other assets	103,582	74,761
Total assets	$629,041	$571,439

Liabilities and Shareholders’ Equity
Accounts payable	$26,390	$28,155
Accrued expenses	182,675	181,413
Current portion of lease liabilities	18,665	18,696
Revolving line of credit	95,000	—
Other current liabilities	15,873	23,045
Total current liabilities	338,603	251,309
Non-current portion of lease liabilities	80,668	84,541
Other non-current liabilities	8,115	23,516
Total liabilities	427,386	359,366

Total shareholders’ equity	201,655	212,073
Total liabilities and shareholders’ equity	$629,041	$571,439

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

	Fiscal Year-to-Date Period Ended
	September 27, 2025	September 28, 2024
Operating activities:
Net income	$41,597	$31,666
Adjustments to reconcile net income to net cash used in operating activities:
Non-cash items, net	26,292	24,425
Accounts receivable and unbilled services	(20,231)	(32,321)
Working capital items, net	(85,253)	(53,459)
Net cash used in operating activities	(37,595)	(29,689)

Investing activities:
Purchases of property and equipment, net	(2,813)	(6,032)
Consideration paid for acquisition, net	—	(1,500)
Net cash used in investing activities	(2,813)	(7,532)

Financing activities:
Borrowings under revolving line of credit	132,000	95,000
Repayments under revolving line of credit	(37,000)	(35,000)
Tax withholding payments reimbursed by shares	(2,862)	(2,030)
Cash dividends paid	(10,098)	(8,850)
Repurchase of common stock	(47,149)	(33,348)
Net cash provided by financing activities	34,891	15,772

Effect of foreign exchange rates on cash and cash equivalents	1,302	344

Net decrease in cash and cash equivalents	(4,215)	(21,105)
Cash and cash equivalents at beginning of period	26,711	45,586
Cash and cash equivalents at end of period	$22,496	$24,481

Noncash investing and financing activities:
Increase in accounts payable and accrued expenses for property and equipment	$84	$1,228
Asset retirement obligations	$—	$191
Excise tax on share repurchases	$(416)	$(284)
Right-of-use assets obtained in exchange for lease obligations	$8,460	$10,627
Supplemental cash flow information:
Cash paid for taxes	$20,364	$17,085
Cash paid for interest	$3,585	$3,086
Cash paid for amounts included in operating lease liabilities	$17,395	$15,008